Dear Fellow Shareholders:
We are pleased to announce that the Morgan Keegan Southern Capital Fund posted a 3.99%* return for the first six months of the calendar year and a 5.20%* return for the Funds fiscal year ending June 30, 1999. This marks Elkan Scheidts fifth year as portfolio manager of the Southern Capital Fund, and during this period the Fund achieved a 19.5% average annual return. In addition, the Funds assets under management increased to a record high $95 million at year-end, and its net asset value finished at $27.10.
The market began the calendar year in a similar fashion to recent years, in which the largest, most liquid stocks continued
to rise, as their smaller peers languished. By the end of February, the S&P 500 had already returned 5% while the smaller-cap Russell 2000 Index was down 7%. In April, a series of strong economic news revived smaller-cap stocks and ignited a broad stock market rally. However, in late May the U.S. stock and bond markets weakened due to fears that the Federal Reserve would raise interest rates. On June 30, The Federal Reserve confirmed investors speculation by raising interest rates 25 basis points
in an attempt to ward off future inflation. This recent rate hike reflects the market volatility seen over the last few months, as it was only last October that the Fed lowered interest rates three times in response to global economic crises.
While the Fund achieved positive returns over the last six months, it did not match the performance of the S&P 500 and Russell 2000. The Fund, which invests primarily in growth stocks, did not participate in the recent rebound in cyclical (economically sensitive) stocks which drove the indices. On the other hand, we are pleased with the recent performance of the Funds small- to mid-cap holdings. Telecommunications was the strongest sector, and MCI WorldCom, the Funds largest position, was the strongest contributor to that groups performance. Health Care was the Funds weakest sector for the six-month period due to fears of cuts in Medicare and Medicaid reimbursement and fears of increased regulation of the pharmaceutical industry. These developments served to incite a wholesale sell-off in almost all areas of health care. Health Management Associates, an acute care, rural hospital company, was the Funds most affected stock in this sector.
For the trailing twelve months ending June 30, 1999 the
Fund posted a 5.20%* return a finish significantly better than the smaller-cap Russell 2000, but trailing the larger-cap S&P 500. With the majority of the Funds holdings residing in the small- to mid-cap segment of the market, the Fund outperformed the Russell 2000 by over 40% during the last five years. As in the six-month period, Telecommunications proved to be the Funds strongest sector and Health Care remained the Funds weakest sector for the year.
Our outlook for the market remains optimistic despite the markets high current valuation and recent rate hike by the Federal Reserve. Strong corporate earnings, solid economic growth, relatively low interest rates, low inflation, positive demographics, high consumer confidence, and a vigilant Federal Reserve should continue to provide a positive environment for the market. We remain committed to selecting the best Southern companies for the Funds portfolio, regardless of market capitalization. The South, which continues to grow more rapidly than the rest of the country, provides the Fund with many investment opportunities. We believe our approach to investing will continue to reward long-term investors, and we look forward to what should be an exciting 2000 fiscal year.
Allen Morgan, Jr. 	E. Elkan Scheidt
President and Director	Portfolio Manager
July 31, 1999
Below are the performance comparisons of the Southern Capital Fund and other selected indices.
	                         Six months	          Twelve months
	                        ended 6/30/99	        ended 6/30/99
Southern Capital Fund*	       3.99%	                5.20%
Russell 2000 Index	        9.15%	            1.38%
S&P 500 Index	               12.32%                22.77%
*Fund results in this report were computed without a sales charge unless otherwise indicated. Load-adjusted return for the six months ended 6/30/99 was
 .87% and for the fiscal year was 2.04%. Past performance is not indicative of future results. Share price and return will vary, so you may have a gain or loss of principal when you sell your shares.
Stocks mentioned in this report may or may not be currently owned by the Fund.

INVESTMENTS

Morgan Keegan
Southern Capital Fund, Inc.
June 30, 1999
BEVERAGES 2.8%
Anheuser-Busch Companies, Inc.	            14,000	$9,993,125
The Coca-Cola Company	                     27,000	 1,687,500
CONSUMER PRODUCTS 0.9%
The Gillette Company	                      22,000	 1,902,000
ENERGY/ENERGY RELATED 5.1%
Diamond Offshore Drilling Inc.	            33,000	   936,375
*Global Industries, Ltd.	                  43,600	   558,625
Gulf Island Fabrication, Inc.	             50,000	   596,875
Mobil Corporation	                         18,000	 1,782,000
*Pride International, Inc.	                40,000	   422,500
Santa Fe Snyder Corp.	                     71,750	   547,094
FINANCIAL SERVICES 10.8%
Bank of America Corporation	               18,000	 1,319,625
BANC ONE Corporation	                      13,939	   830,242
  Coastal Bancorp, Inc.	                   45,000	   759,375
The Colonial BancGroup, Inc.	              78,000	 1,087,125
  Community Federal Bancorp	                6,000	    78,000
Compass Bancshares, Inc.	                  24,471	   666,835
First Federal Bancshares (Arkansas)	       25,000    462,500
First Tennessee National Corporation	      45,000	 1,724,063
Hibernia Corporation	                      50,000	   784,375
ISB Financial Corp.	                       20,000	   430,000
SouthTrust Corporation 	                   25,000	   959,375
  Union Planters Corporation	              29,000	 1,295,938
HEALTH CARE/PHARMACEUTICAL7.9%
*Advance Paradigm, Inc.	                   12,500	   762,500
*Capital Senior Living Corp.	              41,600	   416,000
*Health Management Associates	            100,000	 1,125,000
*HEALTHSOUTH Corp.	                        71,000	 1,060,563
*Merck & Co., Inc.	                        16,000	 1,184,000
*Orthodontic Centers of America, Inc.	     60,000	   847,500
*Renal Care Group, Inc.	                   82,000	 2,121,750
HOTEL/LEISURE3.9%
*Promus Hotel Corp.	                       42,000	 1,302,000
Royal Caribbean Cruises Ltd.	              54,500	 2,384,375
INDUSTRIAL EQUIPMENT 2.9%
*Emerson Electric Co.	                     22,000	 1,383,250
*General Electric Company	                 12,000	 1,356,000
INSURANCE 0.7%
Protective Life Corporation	               20,000    660,000
NEWSPAPER / BROADCASTING 1.4%
*Gannett Co., Inc.	                        19,000	 1,356,125
PAPER PRODUCTS 1.1%
*Buckeye Technologies Inc.	                72,000	 1,093,500
REAL ESTATE INVESTMENT TRUSTS1.5%
Mid-America Apartment
Communities, Inc.	                         30,000    693,750
RFS Hotel Investors, Inc.	                 35,000	   439,688
Storage USA, Inc.	                         10,000	   318,750
RESTAURANT3.3%
Cracker Barrel Old Country Store	          17,000    294,313
McDonalds Corporation	                     30,000	 1,239,375
*OCharleys Inc.	                          100,000	 1,600,000
RETAIL11.4%
*AutoZone, Inc.	                           47,000  1,415,875
*Consolidated Stores Corporation	          35,000    945,000
  Dollar General Corporation	              72,641  2,106,589
The Home Depot, Inc.	                      65,000	 4,188,438
*Saks Inc.	                                80,000	 2,310,000
SERVICES0.2%
Stewart Enterprises, Inc.	                 13,000	   189,313
TECHNOLOGY21.5%
*America Online, Inc.	                     10,000	 1,105,000
*Acxiom Corporation	                       45,000  1,122,188
Artesyn Technologies, Inc. 	               50,000	 1,109,375
*BMC Software, Inc.	                       40,000	 2,160,000
  Compaq Computer Corporation	             15,500	   367,156
*Concord EFS, Inc.	                       105,300	 4,455,506
Electronic Data Systems Corporation	       35,000	 1,979,688
*Microsoft Corporation	                    32,000	 2,886,000
NOVA Corporation	                          29,000	   725,000
*SCI Systems, Inc. 	                       54,600	 2,593,500
  Texas Instruments Incorporated	          14,500	 2,102,500
TELECOMMUNICATIONS13.8%
*BellSouth Corporation	                    24,000	 1,125,000
*Dycom Industries, Inc.	                   36,250	 2,030,000
*Paging Network, Inc.	                     75,000	   360,938
*SBC Communications Inc.	                  24,000	 1,392,000
*SkyTel Communications, Inc.	              50,000	 1,046,875
*MCI WorldCom, Inc.	                       85,000	 7,315,313
TEXTILES3.0%
*WestPoint Stevens Inc.	                   95,000	 2,832,188

TRANSPORTATION4.8%
*Eagle USA Airfreight, Inc.	               55,000	 2,334,063
*Federal Express Corporation	              24,000	 1,302,000
*M.S. Carriers, Inc.	                      32,500	   963,830
UTILITIES0.3%
  The Southern Company	                    12,000	   318,000
  Total Equity Securities
                             (Cost $58,030,150)		$93,243,314
*Non-Income Producing
STATE STREET BANK & TRUST COMPANY:
*Dated June 30, 1999, 3.75%, to be
repurchased at $1,180,122.92 on 		                $1,180,000
July 1, 1999 (Euro Deposit)


 	                                               	$1,180,000
Total Investments (cost $59,210,150)	  98.5% 	   $94,423,314
Other assets and liabilities, (net)	    1.5%	      1,470,487
Net Assets	                           100.0%     $95,893,801



STATEMENTS OF ASSETS AND LIABILITIES


Assets:
Investments, at value
Equity securities	                         $93,243,314
Repurchase agreements	                       1,180,000
Total investments (Cost $59,210,150)	       94,423,314
Cash	                                            3,837
Receivable for securities sold	              2,592,833
Receivable for fund shares sold	                14,691
Dividends and interest receivable	              48,681
Other assets	                                   16,113
TOTAL ASSETS	                               97,099,469

Liabilities:
  Payable for securities purchased				         666,562
  Payable for fund shares redeemed	             94,502
Accrued expenses	                               93,981
Due to affiliates	                             350,623
TOTAL LIABILITIES	                           1,205,668
Net Assets	                                $95,893,801

NET ASSETS consist of:
Accumulated net realized losses on investments 	(182,091)
Net unrealized appreciation of investments	   35,213,164
Par value	                                         3,539
Additional paid-in capital	                   60,859,189
Net Assets	                                  $95,893,801
NET ASSET VALUE and Redemption Price Per Share
($95,893,801 divided by 3,538,983 Shares of Common Stock Outstanding) 	$27.10
Offering Price (based upon 3% commission)	$27.93
See accompanying notes to audited financial statements.

STATEMENT OF OPERATIONS



Investment Income:
   Dividends	                                     $ 754,634
   Interest                            	            175,256
                                       	            929,890
Expenses:
   Investment advisory fee             	            877,482
   Service fee                         	            219,370
   Distribution fee                    	            219,370
   Legal	                                            31,130
   Audit	                                            15,700
   Accounting and transfer agent fees	               90,000
   Custodian costs	                                  23,252
   Registration fees	                                30,168
   Directors fees	                                   12,500
   Other	                                             7,126
	                                                 1,526,098
Net Investment Loss	                               (596,208)
realized and unrealized gains (losses) on investments:
Realized loss from securities transactions, net:
Proceeds from sales	$13,309,938
Cost of securities sold	$13,358,103
Net realized loss on investment transactions	       (48,165)
Change in unrealized appreciation for the period	 5,017,540
Net gain on investments	                          4,969,375
Increase in net assets resulting from operations	$4,373,167
See accompanying notes to audited financial statements.


STATEMENTS OF CHANGES....

	1999	1998
Increase in net assets from operations
 Net investment loss	                             $(596,208)	  $(457,878)
 Net realized gain on investment transactions	      (48,165)   4,464,314
 Unrealized appreciation, net	                    5,017,540   10,822,439
 Increase in net assets resulting from operations	4,373,167	  14,828,875
Capital share transactions, net	                  5,900,039	  20,736,096
Distributions to shareholders from:
 Net realized gain on investments	               (2,479,628)	 (1,283,727)
 Return of capital	                                (106,784)	          0
	                                                (2,586,412)	 (1,283,727)
Total increase in net assets	                     7,686,794	  34,281,244
Net Assets:
 Beginning of period	                            88,207,007	  53,925,763
 End of period	                                 $95,893,801  $88,207,007
See accompanying notes to audited financial statements.


NOTES TO FINANCIAL STATEMENTS


NOTE 1: SIGNIFICANT ACCOUNTING POLICIES
Organization:
	The Fund commenced operations on September 22, 1986 and is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Fund invests primarily in equity securities in
Southern based companies that offer the opportunity for capital appreciation.
Security Valuation:
Investments in securities traded on national securities exchanges are stated
at the last reported sales price on the day of valuation. Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Short-term securities are valued at amortized cost or original cost plus accrued interest, both of which approximate market.
Federal Income Taxes:
The Funds policy is to comply with the requirements of the Internal Revenue
Code applicable to regulated investment companies and to distribute substantially all its taxable income to its shareholders. Therefore, no federal income tax provision is required.
For Federal income tax purposes, the Fund had a capital loss carryover of
$48,165 which expire in 2007 and 2008.
Realized Gains and Losses on Securities:
The Fund determines the gain or loss realized on sales of securities by comparing the identified cost of the security lot sold with the net sales proceeds.
Other Policies:
The Fund follows industry practice and records security transactions on the trade date. Dividend income and distributions to shareholders are recognized on the ex-dividend date and interest is recognized on an accrual basis.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for post-October 31 losses and wash sale transactions.
On the statement of assets and liabilities, as a result of permanent book to tax differences, undistributed net investment income has been increased
$596,208 resulting in a reclassification to additional paid-in capital by the same amount.
Repurchase Agreements:
It is the Funds policy for securities purchased under agreements to resell to have market value equal to or greater than the Funds purchase price and to have such securities taken into possession by the Funds custodian.
Use of Estimates:
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.
NOTE 2: CAPITAL SHARE TRANSACTIONS
At June 30, 1999, there were 100 million shares of .001 par value capital shares authorized, and paid-in capital aggregated $60,862,728.
Transactions in capital shares were as follows:
                        	    1999	                     1998
	Shares	Amount	Shares	Amount
Shares sold	          716,481  $18,341,166    1,001,560		$25,075,648
Shares reinvested	    106,506    2,573,186       54,569    1,269,269
Shares redeemed	     (604,584) (15,014,313)	   (227,495)	 (5,608,821)
Net increase 	        218,403   $5,900,039      828,634  $20,736,096)
NOTE 3: INVESTMENT TRANSACTIONS
Purchases of investment securities (excluding short-term investments and other investments that are usually held until maturity) aggregated
$20,583,700 in 1999.
At June 30, 1999, the accumulated unrealized appreciation of securities with gains was $38,561,294 and the accumulated unrealized depreciation of securities with losses was $3,348,130 . The tax basis of the Funds securities is $59,344,076.
NOTE 4: INVESTMENT ADVISORY FEES AND OTHER
TRANSACTIONS WITH AFFILIATES
The Fund pays advisory fees for investment management and advisory services to Morgan Asset Management, Inc. (Advisor) under a management and investment advisory agreement (Agreement) that provides for fees to be computed at an annual rate of 1% of the Funds average daily net assets up to
$100 million and .75% of the Funds average daily net assets over
$100 million. The Advisor has agreed to reimburse expenses exclusive of taxes, interest on borrowings, brokerage commissions, distribution fees, an extent that they exceed 1.5% of the Funds average daily net assets for any full fiscal year.
Morgan Keegan & Co., Inc. acts as a distributor of the Funds shares pursuant to an agreement, Distribution Agreement. To compensate Morgan Keegan &
Company, Inc. for acting as distributor and for its expenses incurred under the Distribution Agreement, the Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 (the plan) under the Investment Company Act of 1940.
Under the Plan, the Fund pays Morgan Keegan & Company, Inc. a distribution fee and a service fee, which each are accrued daily and paid one percent (.25%) on an annualized basis of the Funds average daily net assets. Amounts due to and from the Advisor and Morgan Keegan & Company, Inc.
are presented net as Due to Affiliates. The Fund also pays Morgan Keegan
& Company, Inc. for all fund accounting services and transfer agent services which amount to $90,000, annually. Commissions of  $3,425 were paid to Morgan
Keegan & Company, Inc. for execution of portfolio transactions.
Morgan Keegan & Co., Inc. also charges a three percent commission on all sales of the Funds shares except (1) reinvestment of dividends and capital gains; (2) sales to Morgan Keegan employees, Fund directors, and their immediate families; and (3) sales of more than $1,000,000 (on which a one percent commission is charged). Sales commissions retained by Morgan Keegan &
 Company, Inc. from the proceeds of capital share transactions were approximately $224,000 for the year ended June 30, 1999.
Certain officers and directors of the Fund are also officers and directors of the Advisor and distributor.


REPORT OF INDEPENDENT>....

We have audited the accompanying statement of assets and liabilities of Morgan Keegan Southern Capital Fund, Inc., including the schedule of investments, as of June 30, 1999, and the related statement of operations for the year ended June 30, 1999 and the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
Our procedures included confirmation of securities owned
as of June 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the over all financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Keegan Southern Capital Fund, Inc. as of June 30, 1999, the results of its operations for the year ended June 30, 1999 and changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.
Memphis, Tennessee
July 30, 1999	KPMG  LLP


FINANCIAL HIGHLIGHTS




                       	Year Ended Year Ended	Year Ended	Year Ended	Year Ended
	                               06/30/99	06/30/98	06/30/97	06/30/96	06/30/95

Net Asset Value, beginning of period	$26.56	$21.64	$18.06	$14.34	$12.96
Income from Investment Operations
Net Investment Income (loss)	         (0.17) (0.16)	(0.11)	(0.07)	 0.07
Net Gains on Securities                1.46	  5.57	  4.64	  4.08	  1.68
Total from Investment Operations	      1.29	  5.41	  4.53	  4.01	  1.75
Less Distributions
Dividends (from net investment income)		                   (0.03)	(0.08)
Distribution (from realized gains)	   (0.72)	(0.49)	(0.87)	(0.26)	(0.29)
Distribution (return of capital)	     (0.03)		      (0.08)
Net Asset Value, end of period	      $27.10	$26.56 $21.64 $18.06 $14.34
Total Return*	                         5.20% 25.32  26.32% 28.30% 13.81%
Ratios/Supplemental Data
Net Assets, end of period	       95,893,801	88,207,007	53,925,763	37,505,196
27,259,499
Expenses to Average Net Assets**	      1.7%   1.8%   2.0%   2.0%   2.0%
Net Investment Income (loss) to Average Net Assets	(0.7%)(0.7%)(0.6%)(0.5%)0.6%
Portfolio Turnover Rate	                15%    28%    30%    69%    54%
**Total return does not include front end sales load.
**2.2% and 2.2% before excess reimbursement and fee waiver from Advisor in 1996 and 1995, respectively.
See accompanying notes to audited financial statements.
Shareholder Information: Dividend per share of $.72 paid during the 1999 fiscal year is taxable for Federal income purposes as long-term capital gains
(a $.03 dividend per share paid during the 1999 fiscal year represents return of capital).